SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                Date of Report (Date earliest event reported):
                                 July 29, 1994

                            PAINE WEBBER GROUP INC.
            (Exact Name of Registrant as specified in its charter)

          DELAWARE                    No. 1-7367             No. 13-2760086
(State or other jurisdiction         (Commission             (IRS employer
      of incorporation)              File Number)         Identification No.)

            1285 Avenue of the Americas
                 New York, New York                      10019
      (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code: (212) 713-2000

Item 5.   Other Events.

          On July 29, 1994, Paine Webber Group Inc. (the "Registrant") completed the sale of 1,300,000 U.S. Dollar Increase Warrants on the Japanese Yen Expiring July 31, 1996 (the "Warrants").

          The Warrants were issued under a Warrant Agreement, dated as of August 5, 1994, among the Registrant, Citibank, N.A., as Warrant Agent, and PaineWebber Incorporated, as Spot Rate Reference Agent.

Item 7.   Financial Statements and Exhibits.

          (c) The following are filed as Exhibits to this Report:

Exhibit
Number    Description

1.1 Underwriting Agreement, dated July 29, 1994, among the Registrant, PaineWebber Incorporated and Kemper Securities, Inc., relating to the offer and sale of the Warrants.

4.1 Warrant Agreement, dated as of August 5, 1994, among the Registrant, Citibank, N.A., as Warrant Agent, and PaineWebber Incorporated, as Spot Rate Reference Agent, including as Exhibits A and B-1 thereto the forms of Warrant Certificates, relating to the Warrants.

4.2       Forms of Warrant Certificates relating to the Warrants.


8.1       Opinion of Latham & Watkins concerning tax matters.

23.1      Consent of Latham & Watkins.

                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    PAINE WEBBER GROUP INC.

Dated: August 5, 1994               By: /s/ Pierce R. Smith
                                        Name:  Pierce R. Smith
                                        Title: Treasurer

                                 EXHIBIT INDEX

1.1 Underwriting Agreement, dated July 29, 1994, among the Registrant, PaineWebber Incorporated and Kemper Securities, Inc., relating to the offer and sale of the Warrants.

4.1 Warrant Agreement, dated as of August 5, 1994, among the Registrant, Citibank, N.A., as Warrant Agent, and PaineWebber Incorporated, as Spot Rate Reference Agent, including as Exhibits A and B-1 thereto the forms of Warrant Certificates, relating to the Warrants (incorporated by reference to Exhibit 2 of Amendment No. 1 to the Registration Statement (No. 33-53776) filed on Form 8-A/A dated August 5, 1994).

4.2 Forms of Warrant Certificates relating to the Warrants (included as Exhibits A and B-1 to Exhibit 4.1).

8.1       Opinion of Latham & Watkins concerning tax matters.

23.1      Consent of Latham & Watkins (included as part of Exhibit 8.1).